LIMITED POWER OF ATTORNEY
FOR
AVANT IMMUNOTHERAPEUTICS,
INC.
SECTION 16(a) FILINGS


Know all men by these
presents, that the
undersigned hereby
constitutes and appoints each
of Avery W. Catlin and Una S.
Ryan, signing singly, the
undersigned's true and lawful
attorney-in-fact to:

(1)	execute for and on behalf of
the undersigned, in the
undersigned's capacity as an
officer, director and/or
stockholder of AVANT
Immunotherapeutics, Inc. (the
"Company"), Forms 3, 4, and 5
and any amendments thereto in
accordance with Section 16(a)
of the Securities Exchange
Act of 1934 and the rules
thereunder;

(2)	do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete and execute any such
Form 3, 4, or 5 or amendment
thereto and timely file such
form with the United States
Securities and Exchange
Commission (the "SEC") and
any stock exchange or similar
authority; and

(3)	take any other action of any
type whatsoever which, in the
opinion of such attorney-in-
fact, may be necessary or
desirable in connection with
the foregoing authority, it
being understood that the
documents executed by such
attorney-in-fact on behalf of
the undersigned pursuant to
this Power of Attorney shall
be in such form and shall
contain such terms and
conditions as such attorney-
in-fact may approve.

The undersigned hereby
grants to each such attorney-
in-fact full power and
authority to do and perform
any and every act and thing
whatsoever requisite,
necessary, or proper to be
done in the exercise of any
of the rights and powers
herein granted, as fully to
all intents and purposes as
the undersigned might or
could do if personally
present, with full power of
substitution or revocation,
hereby ratifying and
confirming all that such
attorney-in-fact, or such
attorney-in-fact's substitute
or substitutes, shall
lawfully do or cause to be
done by virtue of this Power
of Attorney and the rights
and powers herein granted.
The undersigned acknowledges
that the foregoing attorneys-
in-fact, in serving in such
capacity at the request of
the undersigned, are not
assuming, nor is the Company
assuming, any of the
undersigned's
responsibilities to comply
with Section 16 of the
Securities Exchange Act of
1934.

This Power of Attorney
shall remain in full force
and effect until the
undersigned is no longer
required to file Forms 3, 4,
and 5 with respect to the
undersigned's holdings of and
transactions in securities of
the Company, unless earlier
revoked by the undersigned in
a signed writing delivered to
the foregoing attorneys-in-
fact.  This Power of Attorney
may be filed with the SEC as
a confirming statement of the
authority granted herein.



IN WITNESS WHEREOF, the
undersigned has caused this
Limited Power of Attorney to
be executed as of this 15th
day of March, 2004.






/s/ Larry Ellberger
Signature


Larry Ellberger
Print Name



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